UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2008

China Water & Drinks Inc.
(Exact name of Company as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-131131	20-2304161
(Commission File Number)	(IRS Employer Identification No.)

Unit 07, 6/F, Concordia Plaza, 1 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong

(Address of principal executive offices and zip code)

+86-0755-518000

(Company’s telephone number including area code)

China Water and Drinks Inc.
17, J Avenue Yijing Garden, Aiguo Road, Louhu District, Shenzhen City, PRC

 (Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Company’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Company believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Company’s current expectations and are subject to certain risks, uncertainties and assumptions. The Company’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2008, the China Water and Drinks Inc (the “Company”) consummated the sale of 5% secured convertible notes (the “Notes”) in the aggregate amount of $50,000,000 (the “Purchase Price”) to certain investors (the “Investors”) in transactions exempt from registration under the Securities Act of 1933, as amended (the “Financing”)

As security for its obligations under the Notes, upon the closing of the Financing the Company pledged all of the outstanding equity of Gain Dynasty Investments Limited (“Gain Dynasty”) and Fine Lake International Limited (“Fine Lake”), its wholly-owned British Virgin Islands subsidiaries to Goldman Sachs International, as collateral and security agent for the holders of the Notes (the “Collateral and Security Agent”). In addition, as security for the Notes, Gain Dynasty pledged all of the outstanding equity of Olympic Forward Trading Limited, its Hong Kong subsidiary (“Olympic”) to the Collateral and Security Agent and Fine Lake pledged all of the outstanding equity of Pilpol (HK) Biological Limited, its Hong Kong subsidiary (“Pilpol”) to the Collateral and Security Agent.

On March 31, 2008, the Company and the Collateral and Security Agent entered into (i) a Deed of Amendment amending the Share Charge dated January 25, 2008 by and between the Company and the Collateral and Security Agent such that at all times no more than 65% of the shares held by the Company in Gain Dynasty shall be charged in favor of the Collateral and Security Agent and (ii) a Deed of Amendment amending the Share Charge dated January 25, 2008 by and between the Company and the Collateral and Security Agent such that at all times no more than 65% of the shares held by the Company in Fine Lake shall be charged in favor of Collateral and Security Agent. Copies of these Deeds of Amendment are filed as Exhibits 10.1 and 10.2 to this Form 8-K and the full text of each of these exhibits is incorporated herein by reference.

On March 31, 2008, Gain Dynasty, Mr. Xu Hongbin (“Mr Xu”) and the Collateral and Security Agent entered into a Memorandum of Partial Release discharging 35% of the issued share capital of Olympic from the Share Charge dated January 29, 2008 by and among Gain Dynasty, Mr Xu and the Collateral and Security Agent. On March 31, 2008, Fine Lake, Mr. Xu and the Collateral and Security Agent entered into a Memorandum of Partial Release discharging 35% of the issued share capital of Pilpol from the Share Charge dated January 29, 2008 by and among Fine Lake, Mr Xu and the Collateral and Security Agent. Copies of these Memoranda of Partial Release are filed as Exhibits 10.3 and 10.4 to this Form 8-K and the full text of each of these exhibits is incorporated herein by reference.

On March 31, 2008, Olympic and Gain Dynasty entered into an Equity Pledge Agreement whereby Olympic pledged 65% of the equity interests owned by Olympic in (i) Guangdong Taoda Drink Co., Limited, a wholly-owned foreign enterprise (“WFOE”) of the People’s Republic of China, (ii) Zhanjiang Taoda Drink Co., Limited, a WFOE of the PRC, (iii) Changchun Toada Beverage Co. Limited, a WFOE of the PRC and (iv) Shandong Olympic Forward Drink Co., Limited, a WFOE of the PRC to Gain Dynasty in order to secure a Loan Agreement dated as of March 2008 between Gain Dynasty as lender and Olympic as borrower. On March 31, 2008, Pilpol and Fine Lake entered into an Equity Pledge Agreement whereby Pilpol pledged 65% of the equity interests owned by Pilpol in (i) Nanning Taoda Drink Company Limited, a WFOE of the PRC and (ii) Shenyang Aixin Company Limited, a Sino-foreign Equity Joint Venture of the PRC to Fine Lake in order to secure a Loan Agreement dated as of March 2008 between Fine Lake as Lender and Pilpol as borrower. Copies of these Equity Pledge Agreements are filed as Exhibits 10.5 and 10.6 to this Form 8-K and the full text of each of these exhibits in incorporated herein by reference.

As consideration for the execution by the Collateral and Security Agent of the Deeds of Amendment discussed above and the Memoranda of Partial Release discussed above as well as the agreement by the Investors to require the pledges granted pursuant to each of the Equity Pledge Agreements discussed above to cover 65% rather than 100% of the equity of each of the entities whose equity was pledged pursuant to such Agreements, the Company executed Amendments to each of the outstanding Notes to increase the interest rate payable with respect to the Notes from 5% per annum to 7% per annum. A form of Amendment to the Notes is filed as Exhibit 10.7 to this Form 8-K and the full text of such Form of Amendment is incorporated herein by reference.

On March 31, 2008, the Company, and Goldman Sachs International in its capacity as the holder of 50.2% of the outstanding Notes amended the Securities Purchase Agreement dated as of January 24, 2008 by and among the Company and the Investors parties thereto to (i) extend the time period by which the Company was required to make all applications an filings with the appropriated PRC governmental authorities in connection with the Equity Pledge Agreements until April 30, 2008 and (ii) extend the time period by which the security interests in the Company’s BVI and Hong Kong subsidiaries as well as the United States security interests were required to be perfected to April 30, 2008.

In addition, on March 31, 2008, the Company Goldman Sachs International in its capacity as Collateral Agent (“Goldman”), Roth Capital Partners LLC (“Roth”) in its capacity as placement agent and Tri-State Title and Escrow as escrow agent (the “Escrow Agent”) amended the Escrow Agreement dated as of January 24, 2008 by and among the Company, Goldman, Roth and the Escrow Agent to (i) extend the time period by which the security interests in the Company’s BVI and Hong Kong subsidiaries as well as the United States security interests were required to be pledged to April 30, 2008 and (ii) provide that, subject to the Company’s meeting the After-Tax Net Income Threshold set forth in the Escrow Agreement, that the Company shall be entitled to the release of the $20,000,000 of the proceeds of the Financing currently held in escrow if the BVI, Hong Kong and United States security interests have been perfected by April 30, 2008. A copy of this Amendment is filed as Exhibit 10.8 to this Form 8-K and the full text of such Amendment is incorporated herein by reference.

(c)	Exhibits.

	Exhibit No.	Description
	10.1	Deed of Amendment dated by March 31, 2008 and between China Water and Drinks Inc. and Goldman Sachs International as Security Agent with respect to Gain Dynasty Investments Limited.
	10.2	Deed of Amendment dated March 31, 2008 by and between China Water and Drinks Inc. and Goldman Sachs International as Security Agent with respect to Fine Lake Investments Limited.
10.3
Memorandum of Partial Release dated March 31, 2008 by and among Gain Dynasty Investments Limited, Mr. Xu Hongbin and Goldman Sachs International as Collateral Agent with respect to Olympic Forward Trading Company Limited.

10.4
Memorandum of Partial Release dated March 31, 2008 by and among Fine Lake International Limited, Mr. Xu Hongbin and Goldman Sachs International as Collateral Agent with respect to Pilpol (Hk) Biological Limited.

	10.5	Equity Pledge Agreement dated March 31, 2008 between Olympic Forward Trading Company Limited and Gain Dynasty Investments Limited.
	10.6	Equity Pledge Agreement dated March 31, 2008 between Pilpol (Hk) Biological Limited and Fine Lake International Limited.
	10.7	Form of Amendment to Notes.
	10.8	Amendment dated as of March 31, 2008 by and among China Water and Drinks Inc., Goldman Sachs International Roth Capital Partners and Tri-State Title and Escrow

* filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA WATER & DRINKS INC.

	By:	/s/ Xu Hong Bin
	Name:	Xu Hong Bin
	Title:	President

Dated: April 11, 2008